SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549




                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of report (Date of earliest event reported: July 31, 1998

                       CAVANAUGHS HOSPITALITY CORPORATION
                       ----------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                   WASHINGTON
                       ----------------------------------
                 (State or Other Jurisdiction of Incorporation)

            001-13957                                        91-1032187
     ------------------------                           -------------------
     (Commission File Number)                            (I.R.S. Employer
                                                        Identification No.)

                       201 W. North River Drive, Suite 100
                            Spokane, Washington 99201
              ----------------------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (509) 459-6100
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

     ITEM 2.

     The undersigned Registrant hereby amends, as and to the extent set forth below the following item, financial statements, exhibits or other portions of the Current Report on Form 8-K for an event which occurred on July 31, 1998.


     ITEM 7.  Financial Statements and Exhibits

     (a)  Financial Statements of the property acquired

          See Exhibits 99.1 and 99.2.

     (b)  Pro forma financial information

          See Exhibit 99.3.

     (c)  Exhibits

          Exhibit 99.1: Audited combined financial statements of Boise Park Suites, Best Western Colonial Park, Best Western Canyon Springs and Quality Inn as of July 31, 1998 and for the period from October 15, 1997 to July 31, 1998.

          Exhibit 99.2: Unaudited combined financial statements of Boise Park Suites, Best Western Colonial Park, Best Western Canyon Springs and Quality Inn as of June 30, 1998 and for the six months ended June 30, 1998 and 1997.

          Exhibit 99.3: Pro forma unaudited combined financial statements of Cavanaughs Hospitality Corporation and Boise Park Suites, Best Western Colonial Park, Best Western Canyon Springs and Quality Inn as of June 30, 1998 and October 31, 1997 and for the six months ended June 30, 1998 and the year ended October 31, 1997.

     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


     Dated: October 13, 1998            CAVANAUGHS HOSPITALITY CORPORATION
            ----------------
                                        By: /s/ Art Coffey
                                            ------------------------------
                                            Executive Vice President/Chief
                                            Financial Officer